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                                                                EXHIBIT 10.35


STATE OF SOUTH CAROLINA   )                        THIRD AMENDMENT TO THE
                          )                        SOUTH CAROLINA NATIONAL
COUNTY OF RICHLAND        )                        CORPORATION DEFERRED
                                                   COMPENSATION PLAN

                 WHEREAS, South Carolina National Corporation ("SCNC") previously established the South Carolina National Corporation Deferred Compensation Plan (the "Plan") for the benefit of certain key employees of SCNC and its affiliated corporations; and

                 WHEREAS, SCNC desires to amend the Plan to condition the election of a participating employee as to the form and timing of the payment of benefits under the Plan on obtaining the consent of the Committee, to eliminate the condition that such election be made at least two (2) years prior to the date on which the participating employee becomes entitled to receive benefits under the Plan, and to make certain other changes that are deemed necessary and appropriate.

                 NOW, THEREFORE, pursuant to Article II, Section 22 of the Plan, the Plan is amended as follows:

                 1. Article II, Section 8 is amended in its entirety to read as follows:

                 "SECTION 8.  BENEFIT PAYMENTS AT TERMINATION OF EMPLOYMENT.
                 ----------   ---------------------------------------------
         Upon a Participating Employee's termination of employment with SCN for any reason other than death, the Participating Employee shall be entitled to receive deferred compensation in the amount determined under Article II, Section 7. The Participating Employee may elect, with the consent of the Committee, to receive deferred compensation in either (i) a lump sum, or (ii) equal monthly payments over a fifteen
         (15) year period; with the amount of payments under either method determined in accordance with the appropriate column on the schedule of benefits provided for in Article II, Section 7. Payments of deferred compensation shall be made to a Participant (in the case of a lump sum), or commence (in the case of installment payments) during the January immediately following the Participating Employee's termination of employment with SCN. Any election as to the form of the payment of benefits under this Plan shall be made at least sixty
         (60) days prior to the date on which the Participating Employee becomes entitled to benefits under this Section 8. Such election shall be made on the form provided by the Committee for such purpose. In the event that a participating employee shall fail to make such an election, benefits payable under this Plan shall be paid in equal monthly installments over a fifteen (15) year period."

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                 2.       Article II, Section 9 is amended in its entirety to
                          read as follows:

                 "SECTION 9.  BENEFIT PAYMENT WHEN TERMINATION OF EMPLOYMENT
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         OCCURS BETWEEN AGE 60 AND 65.  If a Participating Employee terminates
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         employment with SCN after attaining age sixty (60), but prior to age sixty-five (65), the Participating Employee may elect, with the consent of the Committee, to delay the payment of, or commencement of payments in the event installments are elected, his deferred compensation under this Plan until the January immediately following the date on which he attains age sixty-five (65). A Participating Employee's election to delay the commencement of his benefits under this Section must be made at least sixty (60) days prior to the Participating Employee's termination of employment with SCN. Such election shall be made on the form provided by the Committee for such purpose. If a Participating Employee makes a valid election to delay the commencement of his benefits until the January immediately following the date he attains age sixty-five (65) and dies prior to attaining such age, his date of death shall be deemed to be the date of his termination of employment with SCN and his benefits shall be paid in the form elected by the Participating Employee."

                  3. The effective date of this Third Amendment shall be October 18, 1993.

                 IN WITNESS WHEREOF, South Carolina National Corporation has caused this Third Amendment to the South Carolina National Corporation Deferred Compensation Plan to be adopted and executed this 18th day of October, 1993.

                                        SOUTH CAROLINA NATIONAL CORPORATION



                                        By: /s/ Anthony L. Furr
                                           -------------------------------------
                                                Its:  Chairman

ATTEST:

/s/ T. Stephen Lynch
- --------------------------
Secretary